SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2003

IDT Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-27898	22-3415036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street, 7th Floor, Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (973) 438-1000

N/A

(Former name or former address, if changed since last report.)

IDT IS FILING THIS FORM 8-K/A TO ADJUST LABELING ON ITS BALANCE SHEET DATA TABLE AND STATEMENT OF CASH FLOWS DATA TABLE IN THE PRESS RELEASE ATTACHED TO ITS CURRENT REPORT ON FORM 8-K, ORIGINALLY FILED OCTOBER 23, 2003 (THE “FORM 8-K”) IN WHICH THE FIGURES FOR CAPITAL EXPENDITURES AND PROPERTY, PLANT AND EQUIPMENT WERE INTERCHANGED. NO OTHER CHANGES HAVE BEEN MADE TO THE ORIGINAL PRESS RELEASE.

THE UNDERSIGNED HEREBY AMENDS THE FORM 8-K TO READ IN ITS ENTIRETY AS FOLLOWS:

Item 12.    Results of Operations and Financial Condition

On October 23, 2003, IDT Corporation issued a press release announcing fourth quarter and year-end Fiscal Year 2003 earnings. A copy of the press release is attached as Exhibit 99.1.

The information in this Form 8-K/A and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDT CORPORATION

Dated: October 24, 2003	By:	/S/ JAMES A. COURTER
James A. Courter
Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of IDT Corporation issued on October 23, 2003

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